UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Event Requiring Report: March 24, 2003




                                AXIA GROUP, INC.
                               ------------------
             (Exact Name of Registrant as Specified on its Charter)


                        I-9418                         87-0509512
                  -----------------            ------------------------
         (Commission File Number)     (IRS Employer Identification Number)


                                     NEVADA
         (State or Other Jurisdiction of Incorporation or Organization)




                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                          ----------------------------
                    (Address of Principal Executive Offices)




                                 (801) 575-8073
                                ----------------
              (Registrant's Telephone Number, Including Area Code)









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ITEM 4.           Changes in Registrant's Certifying Accountant

On March 24, 2003, Axia Group, Inc. (the "Company") dismissed Tanner+Co of Salt Lake City ("Tanner") as the principal accountant engaged to audit the Company's financial statements effective immediately.

The audit reports of Tanner on the Company's financial statements for the fiscal year ending December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the fiscal year ending December 31, 2002 and the subsequent interim periods of September 30, 2002, through March 24, 2003 the date of Tanner's dismissal, the Company had no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Tanner to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B). The Company has received a comment letter from the Securities and Exchange Commission (SEC) relating to the recognition of revenue for consulting services when payment for such services is received in the form of restricted marketable securities. Our previous independent auditors have notified us that the comment letter from the SEC has not been resolved to their satisfaction prior to their dismissal as the independent auditors and that if investigated further might materially impact the fairness or reliability of the previously issued audit report or the underlying financial statements.

The Company provided Tanner with a copy of this report prior to filing it with the SEC. The Company requested that Tanner furnish the Company with a letter to the SEC stating whether Tanner agrees with the above statements. A copy of Tanner's letter dated March 26, 2003 is filed as Exhibit 16(ii) to this Form 8-K.

On March 24, 2003, Axia Group, Inc. ("the Company") retained H J & Associates, L.L.C. of Salt Lake City, ("HJ") to be the principal accountant engaged to audit the Company's financial statements. This action was taken to replace the firm of Tanner+Co. of Salt Lake City ("Tanner") who was dismissed as the Company's principal accountant. The Company's board of directors approved the engagement of HJ as the principal accountant. HJ is a Utah based public accounting and auditing firm that specializes in SEC reporting companies.

Prior to engaging HJ, the Company did not consult HJ regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.



                                    Page -2-

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ITEM 7.           Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:



EXHIBIT           PAGE
NO.               NO.               DESCRIPTION

16(i)             4                 Letter from Tanner stating that it has
                                    reviewed the Form 8-K and has no
                                    objection to the statements made within it.

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2003

                 Axia Group, Inc.


                 By:__/s/ Richard Surber_______________________
                      Richard D. Surber, President



                                    Page -3-

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Exhibit 16(i)

Letterhead of Tanner +Co.

March 26, 2003

Securities & Exchange Commission
Washington D.C.  20549

Ladies and Gentlemen:

We were previously the independent auditors of Axia Group, Inc. and , under the date of March 26, 2003, we reported on the balance sheet of Axia Group, Inc. as of December 31, 2001, and the related statements of operations and comprehensive loss, stockholders' equity and cash flows for the year then ended. On March 24, 2003 we were dismissed as the independent auditors of Axia Group, Inc. We have read Axia Group, Inc.'s statements included under Item 4 of its Form 8-K dated March 24, 2003, and we agree with such statements, except that we are not in a position to agree or disagree with Axia Group, Inc.'s statement that the change of accountant was approved by the registrant's board of directors, or any of the matters related to the engagement of HJ 7 Associates, LLC as principal accountants.

Very truly yours,

/s/ Tanner + Co.

                                    Page -4-

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